UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2007 (February 1, 2007)

ISORAY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-14247	41-1458152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington	99354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (509) 375-1202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 1, 2007, the Board of Directors of IsoRay, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding Common Share of the par value of $.001 per share (the “Common Shares”) of the Company. The dividend is payable on February 16, 2007 (the “Record Date”) to shareholders of record on that date.

Each Right entitles the registered holder to purchase from the Company one one-hundredth of a Series C Junior Participating Preferred Share of the par value of $.001 per share (the “Preferred Shares”) of the Company at a price of $25 per one one-hundredth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated as of February 1, 2007, between the Company and Computershare Trust Company N.A., as Rights Agent (the “Rights Agent”).

Initially, the Rights will attach to all certificates representing Common Shares then outstanding and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares and a Distribution Date for the Rights will occur upon the earlier of:

(i) the close of business on the fifteenth day following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” (i.e., has become, subject to certain exceptions, the beneficial owner of 15% or more of the voting power of the outstanding shares of voting capital stock of the Company in the election of directors), or

(ii) the close of business on the fifteenth day following the first public announcement relating to a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming, subject to certain exceptions, the beneficial owner of 15% or more of the voting power of the outstanding shares of voting capital stock of the Company in the election of directors (or such later date as may be determined by the Board of Directors of the Company prior to a person or group of affiliated or associated persons becoming an Acquiring Person).

Until the Distribution Date,

(i) the Rights will be evidenced by the Common Share certificates and will be transferred with and only with the Common Shares,

(ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference, and

(iii) the surrender for transfer of any Common Share certificate, even without such notation or a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

As promptly as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on February 16, 2017, unless extended or earlier redeemed or exchanged by the Company as described below.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares,

(ii) upon the grant to holders of the Preferred Shares of certain rights, options or warrants to subscribe for or purchase Preferred Shares or convertible securities at less than the then current market price of the Preferred Shares, or

(iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those described in clause (ii) hereof).

The number of Preferred Shares issuable upon the exercise of a Right is also subject to adjustment in the event of a dividend on Common Shares payable in Common Shares, or a subdivision, combination or consolidation of the Common Shares.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Preferred Shares will be issued (other than fractional shares which are integral multiples of one one-hundredth (subject to adjustment) of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) if in lieu thereof a payment in cash is made based on the closing price (pro-rated for the fraction) of the Preferred Shares on the last trading date prior to the date of exercise.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise thereof at the then current exercise price of the Right that number of Common Shares having a market value of two times the exercise price of the Right, subject to certain possible adjustments.

In the event that, after the Distribution Date or within 15 days prior thereto, the Company is acquired in certain mergers or other business combination transactions or 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) are sold after the Distribution Date or within 15 days prior thereto, each holder of a Right (other than Rights which have become void under the terms of the Rights Agreement) will thereafter have the right to receive, upon exercise thereof at the then current exercise price of the Right, that number of common shares of the acquiring company (or, in certain cases, one of its affiliates) having a market value of two times the exercise price of the Right.

In certain events specified in the Rights Agreement, the Company is permitted to temporarily suspend the exercisability of the Rights.

At any time after a person or group of affiliated or associated persons becomes an Acquiring Person (subject to certain exceptions) and prior to the acquisition by a person or group of affiliated or associated persons of 50% or more of the voting power of the outstanding shares of voting capital stock of the Company in the election of directors, the Board of Directors of the Company may exchange all or part of the Rights (other than Rights which have become void under the terms of the Rights Agreement) for Common Shares or equivalent securities at an exchange ratio per Right equal to the result obtained by dividing the exercise price of a Right by the current per share market price of the Common Shares, subject to adjustment.

At any time prior to such time as a person or group of affiliated or associated persons becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right, subject to adjustment (the “Redemption Price”), payable in cash. The period of time during which the Rights may be redeemed may be extended by the Board of Directors of the Company if no person has become an Acquiring Person. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Board of Directors and the Company shall not have any liability to any person as a result of the redemption or exchange of the Rights pursuant to the provisions of the Rights Agreement.

The terms of the Rights may be amended by the Board of Directors of the Company, subject to certain limitations after such time as a person or group of affiliated or associated persons becomes an Acquiring Person, without the consent of the holders of the Rights, including an amendment prior to the date a person or group of affiliated or associated persons becomes an Acquiring Person to lower the 15% threshold for exercisability of the Rights to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding shares of voting capital stock of the Company with voting power in the election of directors then known by the Company to be beneficially owned by any person or group of affiliated or associated persons (subject to certain exceptions) or (ii) 10%.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement (including all exhibits thereto) is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement.

Item 3.03 Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 1.01 above.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

1.	Filing of Certificate of Designation of Rights, Preferences and Privileges of Series C Junior Participating Preferred Stock

In connection with its adoption of the Rights Agreement, the Company’s Board of Directors approved the filing of a Certificate of Designation of Rights, Preferences and Privileges of Series C Junior Participating Preferred Stock of the Company (the “Certificate of Designation”). The Company filed the Certificate of Designation (which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein) with the Secretary of State of the State of Minnesota on February 2, 2007.
The Series C Preferred Shares will not be redeemable. Each Series C Preferred Share will be entitled to a minimum preferential quarterly dividend payment of the greater of $1.00 per share or 100 times the dividend declared per Common Share, subject to adjustment. In the event of liquidation, the holders of the Series C Preferred Shares will be entitled to a minimum preferential liquidation payment of the greater of $100 per share or 100 times the payment made per Common Share, subject to adjustment. Each 1/100th of a Series C Preferred Share will have one vote per share, voting together with holders of Common Shares, subject to adjustment. In the event of any consolidation, merger, combination, statutory share exchange or other transaction in which Common Shares are exchanged, each Series C Preferred Share will be entitled to receive 100 times the amount received per Common Share, subject to adjustment. These rights are protected by customary antidilution provisions. Outstanding Series B Preferred Shares are senior to the Series C Preferred Shares in terms of dividends and liquidation payments.

The foregoing description of the rights of the Series C Preferred Shares is qualified in its entirety by reference to the full text of the Certificate of Designation.

2.	Approval of By-Law Amendments

On February 1, 2007, the Board of Directors of the Company adopted amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”). With one exception, described below, these amendments were effective immediately.

The Board of Directors amended and restated Section 2A. of Article II of the By-Laws to give the Board of Directors the right to determine how frequently regularly-scheduled shareholders meetings would be held. Prior to the amendment, shareholders had the ability to determine how frequently regularly-scheduled shareholders meetings should be held (i.e., annually, quarterly or otherwise). Shareholders still have the right to demand that special meetings be held, as described below.

The Board of Directors amended and restated Section 3A. and Section 3B. of Article II of the By-Laws to increase the percentage of the voting power of the outstanding voting stock needed to demand a special meeting of shareholders from 10% to 25% if the purpose of the meeting is to facilitate or effect a business combination, including an action to change or otherwise affect the composition of the Board of Directors for that purpose.

The Board of Directors added a new Section 9 to Article II of the By-Laws relating to required advance notices by shareholders of business to be conducted and directors to be nominated at annual meetings of shareholders of the Company following the 2007 annual meeting of shareholders.

The new Section 9 of Article II of the By-Laws provides that such notices must generally be received by the Secretary of the Company at least 90 days prior to the anniversary date of the immediately preceding annual meeting. The requisite period of notice is adjusted if the annual meeting is not within 30 days before or after the anniversary date of the previous year’s annual meeting. Prior to the effective time of this amendment, for annual meetings of shareholders prior to and including the 2007 annual meeting of shareholders, no advance notice was required to nominate directors or bring business before the meeting.

The text of the amendments to the By-Laws is filed as Exhibit 3.4 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are filed herewith:

3.4	Text of Amendments to the Amended and Restated By-Laws of the Company.

4.19
Rights Agreement, dated as of February 1, 2007, between the Computershare Trust Company N.A., as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on February 7, 2007).

4.20
Certificate of Designation of Rights, Preferences and Privileges of Series C Junior Participating Preferred Stock (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISORAY, INC.

Date: February 6, 2007	/s/ David J. Swanberg
David J. Swanberg
Executive Vice President - Operations and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

3.4	Text of Amendments to the Amended and Restated By-Laws of IsoRay, Inc.	Filed Electronically

4.19	Rights Agreement, dated as of February 1, 2007, between the Company and Computershare Trust Company N. A., as Rights Agent.	Incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on February 7, 2007

4.20	Certificate of Designation of Rights, Preferences and Privileges of Series C Junior Participating Preferred Stock of IsoRay, Inc.	Incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on February 7, 2007